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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 30, 2003

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                       Action Products International, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                        001-13118                59-2095427
(State of incorporation)        (Commission File Number)     (I.R.S. Employer
                                                            Identification No.)

                         390 N. Orange Ave., Suite 2185
                             Orlando, Florida 32801
           (Address of principal executive office, including zip code)

                                 (407) 481-8007
                    (Telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

         On August 30, 2003, Action Products International, Inc. and J.P. Turner & Co. LLC entered into a Warrant Solicitation Agreement which provides that J.P. Turner & Co. will act on a nonexclusive basis as solicitation agent for Action Products in connection with the exercise of Action Products' public warrants. Action Products will pay J.P. Turner & Co. a solicitation fee of 10% of the proceeds from the exercise of warrants properly solicited by J.P. Turner & Co. The public warrants were distributed on June 30, 2003 by Action Products to its shareholders of record on June 12, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial  Statements  of Business  Acquired:  None
(b) Pro Forma  Financial Information: None
(c) Exhibits:

Exhibit No                              Description
----------                              -----------

10.1     Warrant   Solicitation   Agreement  by  and  between  Action   Products
         International, Inc. and J.P. Turner & Co. LLC dated August 30, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

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                                ACTION PRODUCTS INTERNATIONAL, INC.

                                By: /s/ Robert L. Burrows
                                    ----------------------------------------
                                    Robert L. Burrows
                                    Chief Financial Officer

Date: October 15, 2003